FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                             INTERNATIONAL PORTFOLIO

                          CLASS IA AND CLASS IB SHARES

                         Supplement Dated July 1, 2001,
                         To Prospectus Dated May 1, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED MAY 1, 2001. THIS SUPPLEMENT AND EACH PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL YOUR PARTICIPATING INSURANCE COMPANY.

                            -------------------------

Effective July 1, 2001, Clay Finlay Inc. began managing the International Portfolio as investment sub-advisor.

SUB-ADVISOR
Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Portfolio and is responsible for the investment and reinvestment of the portfolio's assets and the placement of brokerage transaction for the portfolio. Clay Finlay has been retained by the portfolio's investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of June 30, 2000, Clay Finlay had $5.7 billion in assets under management.

As part of this change, the following Main Investment Strategies and Risks for International Portfolio are in effect:

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MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Portfolio invests primarily (at least 80% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

*  that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the portfolio will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share and strength of management.

Equity securities in which the portfolio invests include common and preferred stock. In addition, the portfolio may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the portfolio may enter into forward foreign currency exchange contracts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

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MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing.

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Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the portfolio's assets in a small number of countries, the portfolio may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the portfolio may realize losses on its foreign currency transactions. In addition, the portfolio's hedging transactions may prevent the portfolio from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.



        NOT FDIC INSURED        NO BANK GUARANTEE        MAY LOSE VALUE

FAIP